Exhibit 10.10

CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT POWER INTEGRATIONS, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER THIRTEEN TO WAFER SUPPLY AGREEMENT

This Amendment Number Thirteen[***]mendment"), effective as of March 26, 2025 (the "Amendment Effective Date"), amends the Wafer Supply Agreement effective April 1, 2005, as amended by Amendment Number One effective December 19, 2008, Amendment Number Two effective September 13, 2010, Amendment Number Three effective February 1, 2012, Amendment Number Four effective April 1, 2015, Amendment Number Five effective November 2, 2015, Amendment Number Six effective December 8, 2015, Amendment Number Seven effective October 3, 2016, Amendment Number Eight effective November 8, 2016, Amendment Number Nine effective as of October 1, 2017, Amendment Number Ten effective April 26, 2020 (the "Agreement"'), Amendment Number Eleven effective September 16, 2022 and Amendment Number Twelve effective February 26, 2024 (the "Agreement"') by and between:

POWER INTEGRATIONS, LTD. d.b.a. POWER INTEGRATIONS INTERNATIONAL, LTD., a Cayman Islands corporation having a place of business at, P.O. Box 32322, 4th Floor, Century Yard, Cricket Square, Elgin Avenue, George Town, Grand Cayman, Cayman Islands ("POWER INTEGRATIONS")

and

SElKO EPSON CORPORATION, a Japanese corporation having a place of business at 281 Fujimi, Fujimi-machi, Suwa-gun, Nagano-ken, 399-0293 Japan ("SEIKO EPSON").

RECITALS

WHEREAS, pursuant to the terms of the Agreement, PI grants to SEIKO EPSON licenses of certain of PI INTELLECTUAL PROPERTY for the sole purpose of POWER INTEGRATIONS acquiring from SEIKO EPSON the fabrication and supply of WAFERS of certain power IC products; and

WHEREAS, POWER INTEGRATIONS and SEIKO EPSON desire to amend the terms of the Agreement; and

WHEREAS, in accordance with Section 18.10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized representatives of SEIKO EPSON and POWER INTEGRATIONS.

Now, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:

AGREEMENT

1.In Section 3.4 of the Agreement, delete “Epson Electronics America, Inc., 150 River Oaks Parkway, San Jose, CA 95134 (EEA)” and substitute therefor “Seiko Epson Corporation, 281 Fujimi, Fujimi-machi, Suwa-gun, Nagano-ken, 399-0293 Japan” on and after April 1st, 2025.

2.Section 13.1 of the Agreement is deleted in its entirety and replaced with the following:

13.1This Agreement shall continue in full force and effect from the Effective Date until [***], unless earlier terminated as provided herein ("Term"). If either party needs to terminate this Agreement for any reason after [***], the terminating party shall notify the other party without delay and Seiko Epson and POWER INTEGRATIONS shall discuss the termination and the schedule, etc. in good faith, provided however, that:

(1)the termination date, as it applies to [***] wafer production and [***] ([***]) inch [***] production, shall require [***] ([***]) months prior written notice to POWER INTEGRATIONS; and

(2)the termination date, as it applies to [***] ([***]) inch [***] production, shall require [***] ([***]) months prior written notice to POWER INTEGRATIONS. Notwithstanding the foregoing, if the total number of [***] fall below [***]/month for [***] ([***]) consecutive months, [***] ([***]) months prior written notice to POWER INTEGRATIONS shall be allowed to Seiko Epson.

If this Agreement has not been earlier terminated, the parties agree to negotiate in good faith beginning [***] prior to the end of the Term, for this Agreement’s continuation for another [***] period, on mutually agreeable terms and conditions.

2.Add the following new Section to Exhibit F.

1.12POWER INTEGRATIONS will pay SEIKO EPSON [***] fee of [***]Japanese Yen [***]¥) for modifications to [***] and [***] by the end of [***] fee to be paid in accordance with the [***] Disbursement Table set forth in Addendum 1 to this Exhibit F. The work will be performed in [***]. POWER INTEGRATIONS is not obligated to pay [***]. In consideration for the [***] fee, SEIKO EPSON will increase capacity of PI [***]from [***] per month to [***] per month no later than [***]. The [***] wafers per month number will include all [***] processes. The [***] will be PI INTELLECTUAL PROPERTY. Use of the [***] is irrevocably and indefinitely not limited to use for POWER INTEGRATIONS only, as long as capacity for PI [***] is not negatively impacted.

Effective as of the Amendment Effective Date, all references in the Agreement to "the Agreement" or "this Agreement" shall mean the Agreement as amended by this Amendment. Except as expressly amended herein, the terms of the Agreement continue unchanged and shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date,

SEIKO EPSON CORPORATION		POWER INTEGRATIONS, LTD. d.b.a. POWER INTEGRATIONS INTERNATIONAL, LTD.
Signature:	/s/ Norimatsu Tsutomu	Signature:	/s/ Sunil Gupta
Name:	Norimatsu Tsutomu	Name:	Sunil Gupta
Title:	Chief Operating Officer	Title:	President
Date:	2025-04-11	Date:	2025-04-11